UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 19 , 2016
Date of Report (Date of earliest event reported)

BROKE OUT INC.
(Exact name of registrant as specified in its charter)

Nevada	333-202337	37-1774468
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Eschersheimer Landstrasse 42 Frankfurt, Germany	60322
(Zip Code)

(201) 241-4188
Registrant’s telephone number, including area code

Firlstr. 3436
Berlin Germany 12459
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

Broke Out Inc.(the “Company”) has changed its principal executive office address to:  Eschersheimer Landstrasse 42, 60322, Frankfurt, Germany.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROKE OUT INC.

DATE: February 19, 2016

By:/s/ Chan Set Kuan
Name: Chan Set Kuan
Title: Chief Executive Officer